UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 10, 2004
Date of Report (Date of earliest event reported)

AMERICAN EAGLE OUTFITTERS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

0-23760	13-2721761
(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive	15086-7528
Warrendale, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(724) 776-4857
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 8.01.	Other Events.

On December 10, 2004, American Eagle Outfitters, Inc. (the "Company") issued a press release announcing that the Company expects to close on the disposition of its Bluenotes retail apparel business on or before December 17, to be effective as of December 5, 2004.

ITEM 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

	Exhibit No.	Description
	99.1	Press Release dated December 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.

Dated: December 13, 2004	By:	/s/ Laura A. Weil
	Name:	Laura A. Weil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated December 10, 2004.